Exhibit 10.33

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is made and entered into as of the 9th day of May, 2006 by and between CaganCo Incorporated, with an office located at 903 Laguna Street, Santa Barbara, California 93101-1404 ("Consultant") and Trinity Learning Corporation with an office located at 4101 International Parkway, Carrollton, TX 75007 ("Company"). Company desires to retain Consultant as an independent contractor to perform consulting services for Company and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

     1.     SERVICES.  Consultant  agrees  to  perform  for Company the services
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described  in  Exhibit  A  (the  "Services").
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     2.     COMPENSATION.  Company agrees to pay Consultant the compensation set
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forth  in  Exhibit  A  (the  "Compensation") for the performance of the Services
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performed  on  or  after  the  date  hereof.

     3.     CONFIDENTIALITY.
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     (a)     "Confidential  Information"  means  any  proprietary  information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, strategies or other business information disclosed by the either party (Company or Consultant) to the other or otherwise received, devel-oped or derived during the performance of the Services, whether prior to, on or after the date hereof, either directly or indirectly in writing, orally or by drawings or inspec-tion of parts or equipment.

     (b) Consultant shall hold all Company's Confidential Information in the strictest confidence and shall not, during or subsequent to the term of this Agreement, use Company's Confidential Information for any purpose whatsoever other than the performance on behalf of Company of the Services or disclose Company's Confidential Information to employees of Consultant except on a need to know basis or to third parties, and it is understood that such Confidential Information shall remain the sole property of Company. Consultant further agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information including, but not limited to, having each employee of Consultant, if any, with access to any Confidential Information, execute a nondisclosure agreement containing provisions in Company's favor substantially similar to Sections 3, 4 and 5 of this Agreement. Confidential Information does not include information which (i) is known to Consultant at the time of disclosure to Consultant by Company, (ii) has become publicly known and made generally available through no wrongful act of Consultant, or (iii) has been rightfully received by Consultant from a third party who is autho-rized to make such disclosure. Without Company's prior written approval, Consultant shall not directly or indirectly disclose to anyone the existence of this Agreement or the fact that Consultant has this arrangement with Company.

     (c) Consultant agrees that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant in confidence, if any, and that Consultant shall not bring onto the premises of Company any unpublished document or proprietary informa-tion belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Consultant shall indemnify Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorney's fees and costs of suit, arising out of or in connection with any violation or claimed violation of a third party's rights resulting in whole or in part from Company's use of the work product of Consultant or any third party under this Agreement.

     (d) Upon the termination of this Agreement, or upon Company's earlier request, Consultant shall deliver to Company all of Company's property and Confidential Information in tangible form that Consultant may have in Consultant's possession or control.

     4.     OWNERSHIP.
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     (a)     Consultant  agrees  that  all  works of authorship, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets, as well as all deriva-tives and modifications thereof and thereto (collectively, "Inventions"), conceived, made or discovered by Consultant, solely or in collaboration with others, which relate in any manner to the business of Company that Consultant may be directed to undertake, investigate or experiment with, in performing the Services hereunder whether prior to, on or subsequent to the date hereof, as well as all intellectual property rights therein and thereto, are the sole property of Company. Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to Company all such Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.

     (b) Consultant hereby waives any and all moral rights, including the right to identification of authorship or limitation on subsequent modification that Consultant (or its employees) has or may have in any materials or other deliverables assigned to Company hereunder.

     5.     ORIGINALITY AND NONINFRINGEMENT.  Consultant represents and warrants
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that  all  materials  and  Services  provided  hereunder  will  be original with
Consultant and that the use thereof by Company or its customers, representatives, distributors or dealers will not infringe any patent, copyright, trade secret or other intellectual property right of any third party.

     6.     RECORDS  AND REPORTS.  Consultant shall maintain at least reasonable
            --------------------
minimal records related to Consultant's work in progress and the expenditure of time per person and materials and other costs in performing Services hereunder. Consultant agrees that Company or any of its duly authorized representatives shall have access during or after the termination of this Agreement to and the right to examine any pertinent books, documents, papers and records of Consultant involving transactions related to or in connection with this Agreement. In addition, Consultant agrees that it will from time to time during the term of this Agreement or any extension thereof keep Company advised as to Consultant's progress in performing the Services hereunder and that Consultant will, as requested by Company, prepare written reports with respect thereto in a form reasonably requested by Company. It is understood that the time required in the preparation of such written reports shall be considered time devoted to the performance of Consultant's Services hereunder.

     7.     CONFLICTING  OBLIGATIONS.      Consultant  certifies that Consultant
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has  no  outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would adversely affect Consultant's performance hereunder, and Consultant agrees that Consultant shall not enter into any such conflicting Agreement during the term of this Agreement.

     8.     TERM  AND  TERMINATION.
            ----------------------

     (a) The term of this Agreement shall be from the date hero and continue on a month to month as contracted thereafter until terminated by either party.

     (b) Company shall pay Consultant on a semi monthly basis or as otherwise agreed.

     (c) Consultant agrees to cause Dennis Cagan to provide Services on a full time basis to Company.

     (d) Upon such termination all rights and duties of the parties toward each other shall cease except:

          (i) that Company shall be obliged to pay, within thirty (30) days of the effective date of termination, all amounts owing to Consultant for unpaid Services and related expenses, if any, in accordance with the provisions of
Section  2  hereof;  and

          (ii)     Sections 2, 3, 4, 5, 6, 7, 8, 11, 12, 14 and 15 shall survive termination  of  this  Agreement.

     9.     ASSIGNMENT.  Consultant  acknowledges  that  the  Services  to  be
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performed  hereunder are of a special and unique nature.  Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of Company. Any such attempted assignment shall be void.

     10.     INDEPENDENT CONTRACTOR.  Nothing in this Agreement shall in any way
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be construed to constitute Consultant as an agent, employee or representative of
Company, but Consultant shall perform the Services here-under as an independent contractor. Since Consultant is not an employee of Company, it is understood that Consultant is not entitled to any employee benefits during the term of this Agreement. Consultant agrees to furnish (or reimburse Company for) all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance, except as expressly provided in Exhibit A
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(the"Expenses"),  attached  hereto  and  incorporated  herein  by  reference.
Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement, and Consultant agrees to indemnify Company and hold it harmless to the extent of any obligation imposed on Company (i) to pay in withholding taxes or similar items or (ii) resulting from Consult-ants being determined not to be an independent contractor. In the performance of all Services hereunder, Consultant shall comply with all applic-able laws and regulations.

     11.     EQUITABLE  RELIEF.  Both  parties agree that it would be impossible
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or  inadequate  to  measure  and  calculate  the  damages from any breach of the covenants set forth in Sections 3, 4 or 5 herein. Accordingly, both parties agree that if the other breaches any of Sections 3, 4 or 5, the other will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. Both parties further agree that no bond or other security shall be required in obtaining such equitable relief and both hereby consent to the issuance of such injunction and to the ordering of such specific performance.

     12.     NOTICES.  Any notices required or permitted by this Agreement shall
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be  in writing and shall be addressed to the other party at the address shown at the beginning of this Agreement or such other address of which such party may notify the other and shall be deemed given upon delivery or, where delivery cannot be accomplished due to the fault of the addressee, upon attempted delivery.

     12.     INDEMNIFICATION.  Consultant  agrees to indemnify and hold harmless
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Company,  its  officers,  agents  and  employees from and against all liability, loss, cost, damages, claims or expenses (including reasonable attorney's fees) on account of any injury to Consultant or to any agent, employee or associate of Consultant or to Consultant's property arising out of or resulting in any manner from or occurring in connection with Consultant's performance of the Services hereunder, except to the extent caused by the negligence or other tortuous acts of Company or its agents or employees.

     13.     MISCELLANEOUS.  This  is  the  entire agreement between the parties
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relating  to  the  subject  matter  hereof  and no waiver or modification of the
Agreement shall be valid unless in writing signed by each party. The waiver of a breach of any term hereof shall in no way be construed as a waiver of any other term or breach hereof. If any provision of this Agreement shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect. Neither party shall have any liability for its failure to perform its obligations hereunder when due to circumstances beyond Consultant's reasonable control. This Agreement shall inure to the benefit of and be binding upon each party's successors and assigns. This Agreement is governed by the laws of the State of California without reference to conflict of laws principles. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the state and Federal courts located in Santa Barbara County, California, United States of America and the parties agree and submit to the per-sonal and exclusive jurisdiction and venue of these courts.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONSULTANT                               COMPANY

CaganCo  Incorporated                    __________________________________

By: __________________________________   By: ______________________________
     Dennis  J.  Cagan,  President
                                         Name: ____________________________

                                         Title: ___________________________

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                                   EXHIBIT A
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     SERVICES  AND  COMPENSATION

1.     CONTACT.     Consultant's  principal  Company  contact:
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                    Name:     ____________________________________
                    Title:    ____________________________________

2.     SERVICES
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Consultant  agrees  to  cause  Dennis  Cagan  to  provide  full time services as
President and Chief Executive Officer of Company and such related services incident thereto.

It is anticipated that the required services will be performed primarily at Company offices.

3.     COMPENSATION
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Company  will  pay Consultant for all work at a rate of $ 20,000 per month based upon  full  time  services.

Company shall reimburse Consultant for all reasonable expenses on the same basis as other comparable Company executives. Authorized expenses will include actual out-of-pocket expenses for travel from Santa Barbara, hotel, car rental, meals, entertainment and telephone use (including use of personal cellular phone) from other than Company facilities.

4.     AT-WILL
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Consultant is working for Company on an "at-will" basis and may be terminated at any time with thirty (30) days advance notice. Consultant is not entitled to any severance.

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